EXHIBIT 24



                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional USX-U.S. Steel Stock pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April,

2000.


                                   /s/ Thomas J. Usher


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Edward F.

Guna and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-

fact to sign and execute for me and on my behalf a registration statement on

Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange

Commission in connection with the issuance of additional USX-U.S. Steel Stock pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April,

2000.


                                   /s/ Robert M. Hernandez


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional USX-U.S. Steel Stock pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April,

2000.



                                   /s/ Neal A. Armstrong



                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional USX-U.S. Steel Stock pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April,

2000.



                                   /s/ Jeanette G. Brown



                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional USX-U.S. Steel Stock pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April,

2000.



                                   /s/ J. Gary Cooper



                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional USX-U.S. Steel Stock pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April,

2000.



                                   /s/ Charles A. Corry


                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional USX-U.S. Steel Stock pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April,

2000.



                                   /s/ Charles R. Lee



                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional USX-U.S. Steel Stock pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April,

2000.



                                   /s/ Paul E. Lego



                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional USX-U.S. Steel Stock pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April,

2000.



                                   /s/ Ray Marshall



                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional USX-U.S. Steel Stock pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April,

2000.



                                   /s/ John F. McGillicuddy



                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional USX-U.S. Steel Stock pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April,

2000.



                                   /s/ Seth E. Schofield



                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional USX-U.S. Steel Stock pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April,

2000.



                                   /s/ John W. Snow



                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional USX-U.S. Steel Stock pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April,

2000.



                                   /s/ Paul J. Wilhelm



                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:


     That the undersigned does hereby make, constitute and appoint Robert M.

Hernandez, Edward F. Guna, and Larry G. Schultz, or any one of them, my true and lawful attorneys-in-fact to sign and execute for me and on my behalf a registration statement on Form S-8 to be filed by USX Corporation ("USX") with the Securities and Exchange Commission in connection with the issuance of additional USX-U.S. Steel Stock pursuant to the USX Savings Fund Plan, and any and all amendments to such registration statement to be filed with the

Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, in such form as they or any one or more of them may approve, and to do any and all other acts which said attorneys-in-fact may deem necessary or desirable to enable USX Corporation to comply with said Act and the rules and regulations thereunder.

     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April,

2000.



                                   /s/ Douglas C. Yearley